SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2004


                               FirstBank NW Corp.
                            --- -------------------
             (Exact name of registrant as specified in its charter)


       Washington                       0-22435                 84-1389562
---------------------------         ---------------       ---------------------
State or other jurisdiction           Commission            (I.R.S. Employer
     of incorporation                 File Number          Identification No.)



1300 16th Avenue, Clarkston, Washington                            99403
------------------------------------------------           ---------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibit 99.1 FirstBank NW Corp. press release dated April 27, 2004.


Item 12. Results of Operations and Financial Condition.

         On April 27, 2004, FirstBank NW Corp. issued its earnings for the year ended March 31, 2004. A copy of the earnings release is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.


                                      * * *


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRSTBANK NW CORP.



Date: April 28, 2004                 By: /s/ CLYDE E. CONKLIN
                                         ---------------------------------------
                                         Clyde E. Conklin
                                         President and Chief Executive Officer

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

                                  Exhibit 99.1

           Press Release for FirstBank NW Corp. dated April 27, 2004.




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